                                             EX 10.69

                     MARTIN SELIG
                      REAL ESTATE

September 6, 1996


Mr. Frank Ruffo, Executive Vice President
EMERITUS CORPORATION
3131 Elliott Avenue, Suite 500
Seattle, Washington 98121

Dear Frank:

Please refer to your lease dated April 29, 1996, and all subsequent amendments and addenda thereto for the space you occupy within the 3131 Elliott Building.
Please consider this a further addendum to that lease.

PREMISES

      Emeritus Corporation hereby agrees to lease the additional adjacent space of approximately 4,258 rentable square feet on the 5th floor of the 3131
      Elliott Building.

RENT

      The annual base rent for this additional space will be at the same rate that Lessee is paying for its other space under lease.

COMMENCEMENT AND LEASE TERM

      Rent and lease term for this additional space shall commence July 1,1997, and shall run coterminous with your existing lease expiring
      June 30, 2006. Provided however, that the rent commencement date shall be extended one day for each day that Lessor delays delivery of the additional space beyond June 1,1997, in order to provide Lessee with 30 days within which to complete its tenant improvement work.

FINISH WORK/TENANT IMPROVEMENT ALLOWANCE

      Pursuant to the existing lease, Lessee is allotted a prorata share of the initial tenant improvement allowance, which was $7.50 per rsf.
      Lessee's lease commenced exactly one year prior to the commencement of the lease for the expansion space so the remaining improvement allowance to be credited to Lessee in the way of rent offset is $6.75 per rsf. [($7.50I10 yrs.) x
      9 yrs.]

  LEASING FEE

       Lessor agrees to pay Teutsch Partners a leasing fee equal to 2.5% of the gross

Mr. Frank Ruffo
EMERITUS CORPORATION
September 6,1996
Page 2

lease value of the expansion space for the balance of the initial term. This amount shall be paid by Lessee and offset against its rent.

PARKING

Lessee shall be provided additional parking stalls at a rate of two (2) stalls per 1,000 rsf, with one (1 ) stall per 750 rsf inside the building garage, all at market rate and paid for by Lessee.

Except as modified herein, all other terms and conditions of your original lease and addenda thereto shall remain unchanged.

Please consider this document when fully executed, as an addendum to your lease. If you are in agreement with the above, please sign and date where indicated and return all three copies to me for Martin Selig's signature. Upon full execution, I shall return one copy to you for your files.

Thank you, Frank, for this lease of additional space and please let me know if we can assist you further in any way. We look forward to continuing to satisfy your office space needs.

Very truly yours,

/s/ Mike Brixner

Mike Brixner

Attachment
                 AGREED AND ACCEPTED:

MARTIN SELIG REAL ESTATE                EMERITUS
CORPORATION

/s/                                          /s/ Frank
Ruffo
------------------------------------
-------------------------------------
Martin Selig                            By:  Frank
Ruffo
                                   Its:  EVP

                                             9/16/96
----------------------------------
-------------------------------------
Dated                                   Dated

STATE OF WASHINGTON      )
                              )    ss.
COUNTY OF KING           )

On  this __ day of ________, 19__, before me, a  Notary
Public in and for the State of Washington, personally appeared MARTIN SELIG, the individual who executed the within and foregoing instrument and acknowledged said instrument to be his free and voluntary act and deed for the uses and purposes therein mentioned.


                         ------------------------------
------------------------------------------
                         Notary Public in and for the
State of Washington,
                         residing at
_______________________________________.
My commission expires: ___________

STATE OF WASHINGTON           )

)           ss.
COUNTY OF KING                                      )

     On this 16th day of September, 1996, before me,  a
Notary  Public  in  and  for the State  of  Washington,
personally appeared Frank A. Ruffo, to me known  to  be
the  Executive Vice President, of Emeritus Corporation,
the  corporation  that  executed the  within  foregoing
instrument, and acknowledged the same instrument to  be
the   free   and  voluntary  act  and  deed   of   said
corporation,   for   the  uses  and  purposes   therein
mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have here unto set my hand and affixed by official seal, the day and year first above written.

                              Catherine L. Pasquan
                              -------------------------
                              -----------------
                              Notary Public in and for
                              the State of
                              Washington, residing at
                              Seattle.
                              My commission expires:  3-
                              30-99
[SEAL]